Segment Information	12 Months Ended
Dec. 31, 2021
Segment Information
Segment Information

20. Segment Information

The Company has only one reportable segment since the Company does not distinguish revenues, costs and expenses between segments in its internal reporting, and reports costs and expenses by nature as a whole.

The Company’s chief operating decision maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Company as a whole. The Company does not distinguish among markets or segments for the purpose of internal reports.

The majority of the Company's revenues for the years ended December 31, 2019, 2020 and 2021 were generated from the PRC. As of December 31, 2020 and 2021, the majority of the long-lived assets of the Company are located in the PRC, and therefore no geographical segments are presented.